UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 12, 2013

ACTIVISION BLIZZARD, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15839 (Commission File Number)	95-4803544 (IRS Employer Identification Number)

3100 Ocean Park Boulevard Santa Monica, CA	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(310) 255-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On September 12, 2013, Activision Blizzard, Inc. (the “Company”) issued a press release to announce the pricing of the private offering by the Company of $1,500 million aggregate principal amount of 5.625% Senior Notes due 2021 and $750 million aggregate principal amount of 6.125% Senior Notes due 2023.  The press release is attached as Exhibit 99.1 and is herein incorporated by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Exhibit Title or Description
99.1	Press Release dated September 12, 2013, issued by Activision Blizzard, Inc., regarding the pricing of the private offering of 5.625% Senior Notes due 2021 and 6.125% Senior Notes due 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2013	ACTIVISION BLIZZARD, INC.

	By:	/s/ Dennis Durkin
Dennis Durkin
Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release dated September 12, 2013, issued by Activision Blizzard, Inc., regarding the pricing of the private offering of 5.625% Senior Notes due 2021 and 6.125% Senior Notes due 2023.